OMEGA SUBSIDIARIES

1.   Omega Orthodontics of Champaign, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer
     Joel Glovsky - Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

2.   Omega Orthodontics of Colorado, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer
     Joel Glovsky - Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

3.   Omega Orthodontics of Williamsport, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

4.   Omega Orthodontics of Woodland Hills, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer
     Joel Glovsky - Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

5.   Omega Orthodontics of Goodyear, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer
     Joel Glovsky - Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

6.   Omega Orthodontics of Huntington Beach, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer
     Joel Glovsky - Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

7.   Omega Orthodontics of Reno, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

8.   Omega Orthodontics of Watertown, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

9.   Omega Orthodontics of Conyers, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

10.  Omega Orthodontics of Austin, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky

11.  Omega Orthodontics of Elko, Inc.

     Officers:
     Robert J. Schulhof - President/Treasurer
     Edward M. Mulherin - Chief Financial Officer/Secretary

     Directors:
     Robert J. Schulhof
     Joel Glovsky